ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Agreement”), dated as of January 16, 2007, among UBS Real Estate Securities Inc. (the “Assignor”), Mortgage Asset Securitization Transactions, Inc. (the “Assignee”), American Home Mortgage Corp. (the “Company”) and American Home Mortgage Servicing, Inc. (the “Servicer”):

For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the promises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

a.

The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the “Mortgage Loans”) and (b) solely with respect to the servicing provisions as they relate to the Mortgage Loans (as limited in Section 1(c) below), that certain Master Loan Purchase and Servicing Agreement dated as of December 1, 2005, by and between Assignor, the Company and the Servicer and any related amendments thereto (the “Servicing Agreement”), attached hereto as Exhibit B.  For purposes of this Agreement, the term “Servicing Agreement” includes any separate bill of sale, letter, assignment and conveyance or other instrument pursuant to which Company and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Servicing Agreement.

b.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Agreement.

c.

The Assignor specifically reserves and does not assign to the Assignee hereunder those rights under the Servicing Agreement that do not relate to the servicing of the Mortgage Loans (including without limitation, the representations and warranties made by the Company and the document delivery requirements of the Company and the remedies (including indemnification) available for breaches thereof, but excluding any remedies under section 7.06 of the Servicing Agreement which shall be assigned by the Assignor to the Assignee hereby).

2.

The Company and the Servicer warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

a.

As of the date hereof for the benefit of the Assignee and the Trustee (as defined below), each of the representations and warranties in Sections 7.01, 7.02 and 7.03 of the Servicing Agreement with the same effect under such Servicing Agreement as if such representations and warranties had been made as of the date hereof, provided, however, that with respect to those representations and warranties that relate to the delinquency or condition of the Mortgaged Property (as defined in the Servicing Agreement), the Company restates such representations and warranties as of the Closing Date (as defined in the Servicing Agreement);

b.

The Company and the Servicer hereby acknowledge and agree that the remedies available to the Assignor, the Assignee and the Trustee in connection with any breach of the representations and warranties made by the Company or the Servicer set forth in this Agreement shall be as set forth in Section 7.04 of the Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein);

c.

Each of the Company and the Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under this Agreement;

d.

Each of the Company and the Servicer has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and has full power and authority to perform its obligations under this Agreement.  The execution by the Company and the Servicer of this Agreement is in the ordinary course of the Company’s and Servicer’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s or Servicer’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company or the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.  The execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary corporate action on part of the Company and the Servicer.  This Agreement has been duly executed and delivered by the Company and the Servicer, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company and the Servicer, enforceable against the Company and the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

e.

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company or the Servicer in connection with the execution, delivery or performance by the Company or the Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby;

f.

There is no action, suit, proceeding or investigation pending or, to the Company’s or Servicer’s knowledge, threatened against the Company or the Servicer, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company or the Servicer to perform its obligations under this Agreement.  The Company and the Servicer are solvent; and

Recognition by the Company and the Servicer of the Trustee and the Trust Administrator

3.

The Company and the Servicer hereby recognize that the Mortgage Loans will be transferred by the Assignee to U.S. Bank National Association, as Trustee for the holders of MASTR Adjustable Rate Mortgages Trust 2007-1 (including its successors in interest and any successor trustee under the Pooling Agreement defined below, the “Trustee”) in a securitization transaction pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2006 (the “Pooling Agreement”), among the Assignee, the Assignor, the Trustee and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”), trust administrator (the “Trust Administrator”) and as custodian.  From and after the date hereof, the Company and the Servicer acknowledge and agree that (A) the Trustee will be the owner of the Mortgage Loans on behalf of MASTR Adjustable Rate Mortgages Trust 2007-1 (the “Trust”), and Wells Fargo Bank, N.A., will be the Master Servicer, Trust Administrator and custodian of the Mortgage Loans, (B) the Company and the Servicer shall look solely to the Trustee and the Trust Administrator, on behalf of the Trust, for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans and (C) the Mortgage Loans will be part of a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code (“REMIC”), and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).  It is the intention of the Assignor, the Company, the Servicer and the Assignee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company and Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Trustee.

Modification of the Servicing Agreement

4.

Only insofar as it relates to the Mortgage Loans, the parties hereto hereby amend the Servicing Agreement as follows:

(i)

The following paragraph is added immediately following the last paragraph of Section 11.04 of Exhibit 9 to the Servicing Agreement:

“Custodial Accounts shall be Eligible Accounts and funds on deposit in the Custodial Account shall only be invested in Permitted Investments.”

(ii)

The definition of “Eligible Account” in Section 1 is hereby deleted in its entirety and replaced by the following:

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Trust Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a non-interest bearing segregated trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency.  Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

(iii)

The following definition is added to Section 1 immediately following the definition of “Periodic Rate Cap”:

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(a)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(c)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(d)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated in one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(e)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC and are then rated in the highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by either Rating Agency;

(f)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

(g)

repurchase obligations with respect to any security described in clauses (a) and (b) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (d) above;

(h)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have the highest rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

(i)

units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

(j)

any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any such fund that is managed by the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer or for which the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency (if so rated by such Rating Agency); and

(k)

such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

(iv)

Section 11.16 of Exhibit 9 to the Servicing Agreement (“Statements to the Purchaser”) is hereby deleted in its entirety and replaced by the following:

Not later than the tenth (10th) calendar day of each month, or, if such tenth calendar day is not a Business day, the following Business day, the Servicer shall furnish to the Purchaser or its designee a delinquency report in the form set forth in Exhibit 14 of the Servicing Agreement, a monthly remittance advice in the form set forth in Exhibit 15 of the Servicing Agreement, and a realized loss report in the form set forth in Exhibit 16 of the Servicing Agreement, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith.

The Seller shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

In addition, not more than sixty (60) days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

(v)

Exhibits 14, 15 and 16 to the Servicing Agreement are hereby added immediately following Exhibit 13, substantially in the form of Exhibit C to this Agreement.

(vi)

The last two sentences of the first paragraph of Subsection 33.01 of the Servicing Agreement are hereby deleted in their entirety and replaced by the following:

The Seller and Servicer acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller and the Servicer shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, the Servicer, any Subservicer, any Third-Party Originator and the Loans, or the servicing of the Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

(vii)

The words “notice of” in the last paragraph of Subsection 33.01 of the Servicing Agreement are hereby deleted.

(viii)

The last two paragraphs of Subsection 33.03 of the Servicing Agreement are hereby deleted in their entirety and replaced by the following:

Promptly following notice from the Depositor, or discovery by the Seller, of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller’s or Third-Party Originator’s originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

(ix)

Subsections 33.04 (b), (c) and (d) of the Servicing Agreement are hereby deleted in their entirety and replaced by the following:

(b)

For the purpose of satisfying its reporting obligations under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against or involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Subsection 33.04 (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company’s entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company’s obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(c)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(d)

In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(x)

A new Subsection 33.04 (e) is added to the Servicing Agreement as follows:

(e)

Upon request, the Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company’s or such Subservicer’s performance hereunder as may reasonably be requested by the Purchaser, or any Master Servicer or Depositor.

(xi)

The words “the Purchaser and any Depositor” in Subsection 33.05 of the Servicing Agreement are replaced by the words “the Purchaser, any Master Servicer and any Depositor”.

(xii)

The words “the Purchaser and such Depositor” in Subsection 33.05 of the Servicing Agreement are replaced by the words “the Purchaser, such Master Servicer and such Depositor”.

(xiii)

Subsection 33.06 (a) of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

(a)

On or before March 10th of each calendar year (with a five (5) day grace period and no later than March 15th), commencing in 2007, the Servicer shall:

(i)

deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the “Servicing Criteria” specified on a certification substantially in the form of Exhibit 13 hereto delivered to the Purchaser concurrently with the execution of the Agreement;

(ii)

deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer, and each Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Subsection 33.06; and

(iv)

deliver to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 12 (it being understood that to the extent such certification is required to be delivered hereunder and is delivered by the Servicer in connection with a Securitization Transaction, the Servicer shall not be required to deliver the certification required to be delivered pursuant to Section 11.24(b) of the Servicing Addendum).

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(xiv)

Exhibit 13 to the Servicing Agreement is hereby deleted in its entirety and replaced by a new Exhibit 13 substantially in the form of Exhibit D to this agreement.

(xv)

The word “Seller” in Subsection 33.07 (a) of the Servicing Agreement is replaced by the word “Servicer”.

(xvi)

The words “the Purchaser or any Depositor” in Subsection 33.07 (a) of the Servicing Agreement are replaced by the words “the Purchaser, any Master Servicer or any Depositor”.

(xvii)

In Subsection 33.07(c) of the Servicing Agreement the words “the Purchaser or any Depositor” are replaced by the words “the Purchaser, any Master Servicer or any Depositor”.

(xviii)

In Subsection 33.07(c) of the Servicing Agreement the words “the Purchaser and any Depositor” are replaced by the words “the Purchaser, any Master Servicer and any Depositor”.

(xix)

In Subsection 33.07(c) of the Servicing Agreement the words “the Purchaser and such Depositor” are replaced by the words “the Purchaser, such Depositor and such Master Servicer”.

(xx)

The last sentence of Subsection 33.07 of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Subsection 33.06, in each case as and when required to be delivered.

(xxi)

The words “each Person responsible” in the first paragraph of Subsection 33.08 of the Servicing Agreement are replaced by the words “each Person (including, but not limited to, any Master Servicer if applicable) responsible”.

(xxii)

The words “any losses” in the first paragraph of Subsection 33.08 of the Servicing Agreement are replaced by the words “any claims, losses”.

(xxiii)

The words “certification, accountants’ letter or other material” in Subsection 33.08(a)(i)(A) of the Servicing Agreement are hereby replaced by the words “certification, data, accountants’ letter or other material”

(xxiv)

Subsection 33.08(a)(ii) of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

(ii)

any breach by the Seller of its obligations under this Section 33, including particularly any failure by the Seller or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 33; or

(xxv)

The following Subsection 33.08(a)(iv) is added to the Servicing Agreement as follows:

(iv)

the gross negligence, bad faith or willful misconduct of the Seller in connection with its performance under this Section 33.

(xxvi)

The following paragraph is added before the last paragraph of Subsection 33.08(a) as follows:

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

(xxvii)

The following sentence is added immediately following the last paragraph of Subsection 33.08(a) of the Servicing Agreement:

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(xxviii)

The words “any losses, damages” in Subsection 33.08(b) of the Servicing Agreement are replaced by the words “any losses, claims, damages”.

(xxix)

Subsection 33.08(b)(ii) of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

(ii)

any breach by the Servicer of its obligations under this Section 33, including particularly any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 33, including any failure by the Servicer to identify pursuant to Subsection 33.07(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(xxx)

The following Subsection 33.08(b)(iv) is added to the Servicing Agreement as follows:

(iv)

the gross negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Section 33.

(xxxi)

The following paragraph is added before the last paragraph of Subsection 33.08(b) as follows:

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

(xxxii)

The following sentence is added immediately following the last paragraph of Subsection 33.08(b) of the Servicing Agreement:

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(xxxiii)

The following Subsection 33.09 (“Third Party Beneficiary”) is added to the Servicing Agreement as follows:

For purposes of this Section 33 and any related provisions thereto, each Master Servicer shall be considered a third party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

(xxxiv)

The words “On or before March 1st of each calendar year” in the first sentence of Subsection 33.05 of the Servicing Agreement are replaced by the words “On or before March 10th of each calendar year (with a five (5) day grace period and no later than March 15th)”.

(xxxv)

The words “which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered” are deleted from Subsection 33.08(c)(ii) of the Servicing Agreement.

(xxxvi)

Notwithstanding anything herein or in the Servicing Agreement to the contrary, in connection with the servicing of the Mortgage Loans that are subject to a Reconstitution hereunder, the parties acknowledge and agree that any and all provisions requiring the Servicer to obtain permission from the Purchaser during the course of servicing such Mortgage Loans pursuant to the terms of the Servicing Agreement (including, but not limited to, Sections 11.01, 11.03, 11.13, 11.18, and 11.19 of Exhibit 9 thereto) shall no longer apply, and that any and all provisions requiring the Servicer to notify the Purchaser during the course of servicing such Mortgage Loans pursuant to the terms of the Servicing Agreement (including, but not limited to, Sections 11.01, 11.03, 11.13, 11.18, and 11.19 of Exhibit 9 thereto), shall be deemed to require notification only to the Master Servicer, in each case from and after the Reconstitution Date; provided, that for purposes of the avoidance of doubt, such notification may be provided, where applicable, in the form of regular reporting to the Master Servicer.

Indemnity by the Company to the Trust:

5.

The Company and the Servicer hereby agree to indemnify and hold harmless the Assignor, the Assignee and the Trust (collectively the “Indemnified Parties”) from and against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Parties, their respective officers or directors and any such controlling person may become subject, as and when such losses, claims, expenses, damages or liabilities are incurred, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of the representation and warranty set forth in the Servicing Agreement to the extent that such breach relates to the origination and servicing of Mortgage Loans in compliance with the Georgia Fair Lending Act.

Notices

6.

All demands, notices and communications related to the Mortgage Loans and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

In the case of the Assignor,

UBS Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:  Christopher G. Schmidt

In the case of the Assignee,

Mortgage Asset Securitization Transactions, Inc.
1285 Avenue of the Americas
New York, New York 10019
Attention:  Legal Department

In the case of the Company,

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York 11747
Attention:  Alan Horn, General Counsel

In the case of the Servicer,

American Home Mortgage Servicing, Inc.

4600 Regent Blvd., suite 200

Irving, TX 75063
Attention:  David Friedman

Miscellaneous

7.

Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank, N.A., ABA #121-000-248, for credit to SAS Clearing; Account:  3970771416, for further credit to account #50973100.  Applicable statements should be mailed to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland, 21045-1951, attn: Client Manager, MARM 2007-1.

8.

Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

9.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with prior consent of the Trustee.

11.

This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trustee.  Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

12.

Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and Assignee to the Trustee.

13.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

14.

In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:

    /s/ Sameer Tikoo
Name: Sameer Tikoo
Title: Associate Director

By:

  /s/ Christopher G. Schmidt
Name: Christopher G. Schmidt
Title: Director

UBS REAL ESTATE SECURITIES INC.

By:

 /s/ Agnes Teng
Name: Agnes Teng
Title: Associate Director

By:

/s/ Sameer Tikoo
Name: Sameer Tikoo
Title: Associate Director

AMERICAN HOME MORTGAGE CORP.

By:

 /s/ Alan B. Horn
Name: Alan B. Horn
Title: Executive Vice President General Counsel & Secretary

AMERICAN HOME MORTGAGE SERVICING, INC.

By:

/s/ Alan B. Horn
Name: Alan B. Horn
Title: Executive Vice President General Counsel & Secretary

Exhibit A
Mortgage Loans

As delivered to the Trustee on the Closing Date

Exhibit B
Servicing Agreement

On File at McKee Nelson LLP

Exhibit C

EXHIBIT 14 TO SERVICING AGREEMENT

Exhibit 14: Standard File Layout – Master Servicing

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

EXHIBIT 15 TO SERVICING AGREEMENT

Exhibit 15: Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_BPO_VAL	The current "as is" value of th property based on a brokers price opinion.
REPAIRED_BPO_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion.
CURR_APP_VAL	The current "as is" value of the property based on an appraisal.	11	No commas(,) or dollar signs ($)
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	The date the claim was filed with the Pool Insurance Company.	10	MM/DD/YYYY
POOL_CLAIM_AMT	The amount of the claim filed with the Pool Insurance Company.	11	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	The date the claim was settled and the check was issued by the Pool Insurer.	10	MM/DD/YYYY
POOL_CLAIM_AMT_PAID	The amount paid on the claim by the Pool Insurance Company.	11	No commas(,) or dollar signs ($)
FORECLOSURE_FLAG	Y or N		Text
BANKRUPTCY_FLAG	Y or N		Text
NOD_DATE			MM/DD/YYYY
MI_CLAIM_DATE	Date Mortgage Insurance is filed		MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
LIST_DATE			MM/DD/YYYY
VACANCY/OCCUPANCY_STATUS	The Occupancy status of the defaulted loan's collateral		Text
ACTUAL_REO_START_DATE			MM/DD/YYYY
SALES_PRICE			Number
UPB_LIQUIDATION	Outstanding Pricipal Balance of the loan upon Liquidation		Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number
LIQUIDATION_PROCEEDS			Number
PREPAYMENT_CHARGES_COLLECTED	The amount of Prepayment Charges received		Number
PREPAYMENT_CALCULATION	The formula behind the prepayment charge		Text
PAYOFF_DATE	The date on which the loan was paid off		MM/DD/YYYY

REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency
Name	Type	Size
Servicer Loan #	Number (Double)	8
Investor Loan #	Number (Double)	8
Borrower Name	Text	20
Address	Text	30
State	Text	2
Due Date	Date/Time	8
Action Code	Text	2
FC Received	Date/Time	8
File Referred to Atty	Date/Time	8
NOD	Date/Time	8
Complaint Filed	Date/Time	8
Sale Published	Date/Time	8
Target Sale Date	Date/Time	8
Actual Sale Date	Date/Time	8
Loss Mit Approval Date	Date/Time	8
Loss Mit Type	Text	5
Loss Mit Estimated Completion Date	Date/Time	8
Loss Mit Actual Completion Date	Date/Time	8
Loss Mit Broken Plan Date	Date/Time	8
BK Chapter	Text	6
BK Filed Date	Date/Time	8
Post Petition Due	Date/Time	8
Motion for Relief	Date/Time	8
Lift of Stay	Date/Time	8
RFD	Text	10
Occupant Code	Text	10
Eviction Start Date	Date/Time	8
Eviction Completed Date	Date/Time	8
List Price	Currency	8
List Date	Date/Time	8
Accepted Offer Price	Currency	8
Accepted Offer Date	Date/Time	8
Estimated REO Closing Date	Date/Time	8
Actual REO Sale Date	Date/Time	8

▪

Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions

15-Bankruptcy/Litigation

20-Referred for Deed-in-Lieu

30-Referred fore Foreclosure

60-Payoff

65-Repurchase

70-REO-Held for Sale

71-Third Party Sale/Condemnation

72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

Action Code 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted. and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

ASUM- Approved Assumption

BAP- Borrower Assistance Program

CO-

Charge Off

DIL-

Deed-in-Lieu

FFA- Formal Forbearance Agreement

MOD- Loan Modification

PRE-

Pre-Sale

SS-

Short Sale

MISC- Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

Mortgagor

Tenant

Unknown

Vacant

EXHIBIT 16 TO SERVICING AGREEMENT

Exhibit 16: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

22.

The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 16A: Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name:________________________________________________________

Property Address:________________________________________________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes

 ________________

(5)

(6)

Property Maintenance

 ________________

(6)

(7)

MI/Hazard Insurance Premiums

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

$________________

(12)

Cash for Keys__________________________

 ________________

HOA/Condo Fees_______________________

 ________________

______________________________________

 ________________

______________________________________

 ________________

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance Proceeds

________________

(18)

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

_________________

_________________________________________

_________________

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Exhibit D

EXHIBIT 13 TO SERVICING AGREEMENT

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	[X] if obligated under transaction documents